CUMULUS MEDIA Reports Operating Results for Fourth Quarter
and Full Year 2018

Reports Q4 Net Revenue Growth of 5.2% and Adjusted EBITDA Growth of 31.6%

Reports Full Year Revenue Growth of 0.4% and Adjusted EBITDA Growth of 7.6%

ATLANTA, GA — March 18, 2019: Cumulus Media Inc. (NASDAQ: CMLS) (the “Company,” “we,” “us,” or “our”) today announced operating results for the three months and year ended December 31, 2018. As described in more detail below, results for the full-year 2018 period reflect the combined results of the Successor and Predecessor Companies in connection with the Company's emergence from Chapter 11.

For the three months ended December 31, 2018, the Company reported net revenue of $309.2 million, up 5.2% from the three months ended December 31, 2017, net income of $43.7 million and Adjusted EBITDA of $65.6 million, up 31.6% from the three months ended December 31, 2017. For the year ended December 31, 2018, the Company reported net revenue of $1,140.4 million, an increase of 0.4% from the year ended December 31, 2017, net income of $757.6 million and Adjusted EBITDA of $234.3 million, an increase of 7.6% from the year ended December 31, 2017. Net income for the year ended December 31, 2018 included after-tax gains associated with the Company's emergence from Chapter 11 of $641.0 million.

The operating results herein are not adjusted to reflect the impact of the recently announced divestiture of six stations to Educational Media Foundation. If the stations subject to this transaction were excluded for the twelve months ended December 31, 2018, net revenue would have been lower by $23 to $25 million and Adjusted EBITDA would have been lower by $5 to $7 million.

Earlier today, the Company completed a prepayment of $25.4 million principal amount of the Term Loan for $25.0 million, a discount to par value of 1.50%. This transaction was funded with cash from operations and the availability on the Revolving Credit Agreement remained unchanged.

As previously disclosed, on November 29, 2017, the Company and certain of its subsidiaries filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (“Chapter 11”) in the United States Bankruptcy Court for the Southern District of New York (the “Court”). On May 10, 2018, the Court entered an order confirming the Company’s Plan of Reorganization (the “Plan”). On June 4, 2018, the Plan became effective in accordance with its terms and the Company emerged from Chapter 11.

The Company's operating results and key operating performance measures on a consolidated basis, as well as within the Cumulus Radio Station Group and Westwood One, were not materially impacted by the reorganization. For the purposes of the analysis of the results presented herein, the Company is presenting the combined results of operations for the period June 4, 2018 to December 31, 2018 of the Successor Company with the period January 1, 2018 to June 3, 2018 of the Predecessor Company. Although this presentation is not in accordance with accounting principles generally accepted in the United States, the Company believes presenting and analyzing the combined results allows for a more meaningful comparison of results for the twelve-month period ended December 31, 2018 to the twelve month period ended December 31, 2017. For more information regarding the Predecessor and Successor Company results, please see the Company’s Form 10-K for the year ended December 31, 2018 to be filed with the Securities and Exchange Commission (the “SEC”).

Mary G. Berner, President and Chief Executive Officer of CUMULUS MEDIA said, “We are delighted by the Company’s strong 2018 performance. Despite the challenges presented by our bankruptcy in the first half of the year and industry headwinds throughout the year, Cumulus was able to deliver its first full year of revenue growth in four years fueled by digital growth of more than 60%, its eighth straight quarter of increased market revenue share, and its second consecutive year of EBITDA growth after years of declines. That EBITDA growth, in conjunction with our October 2018 $50 million voluntary debt prepayment, brought our net leverage down to 5.2x at year end. Additionally, as previously announced, we entered into two station transactions this quarter, which should further reduce net leverage when completed later this year. In combination, these results demonstrate our firm commitment to the execution of our strategic priorities - maximizing operating performance, growing our digital businesses, and optimizing our asset portfolio - and the achievement of our financial goals of annually generating up to $100 million of free cash flow, reducing our net leverage to below 4.0x, and reinvesting in meaningful growth opportunities. With the entire Cumulus team, I look forward to demonstrating continued progress against all these objectives in coming quarters.”

Operating Summary (in thousands, except percentages and per share data):

	Successor Company	Predecessor Company
	Three Months Ended December 31, 2018	Three Months Ended December 31, 2017	% Change
Net revenue	$309,178	$293,861	5.2%
Net income (loss)	$43,732	$(206,116)	N/A
Adjusted EBITDA (1)	$65,615	$49,852	31.6%
Basic income (loss) per share	$2.19	$(7.03)	N/A
Diluted income (loss) per share	$2.18	$(7.03)	N/A

	Successor Company	Predecessor Company	Non-GAAP - Successor and Predecessor Company	Predecessor Company
	Period from June 4, 2018 through December 31, 2018	Period January 1, 2018 through June 3, 2018	Year Ended December 31, 2018	Year Ended December 31, 2017	% Change
Net revenue	$686,436	$453,924	$1,140,360	$1,135,662	0.4%
Net income (loss)	$61,425	$696,156	$757,581	$(206,565)	N/A
Adjusted EBITDA (1)	$153,835	$80,512	$234,347	$217,751	7.6%
Basic income (loss) per share	$3.07	$23.73	N/A	$(7.05)	N/A
Diluted income (loss) per share	$3.05	$23.73	N/A	$(7.05)	N/A

	Successor Company	Predecessor Company
	December 31, 2018	December 31, 2017
Cash and cash equivalents	$27,584	$102,891

Term loan	$1,243,299	$1,722,209
7.75% Senior Notes	—	610,000
Total debt	$1,243,299	$2,332,209

	Successor Company	Predecessor Company
	Three Months Ended December 31, 2018	Three Months Ended December 31, 2017	% Change
Capital expenditures	$7,818	$11,287	(30.7)%

(1)
Adjusted EBITDA is not a financial measure calculated or presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). For additional information, see “Non-GAAP Financial Measure”.

	Successor Company	Predecessor Company	Non-GAAP - Successor and Predecessor Company	Predecessor Company
	Period from June 4, 2018 through December 31, 2018	Period from January 1, 2018 through June 3, 2018	Year ended December 31, 2018	Year ended December 31, 2017	% Change
Capital expenditures	$15,684	$14,019	$29,703	$31,932	(7.0)%

Results for Three Months Ended December 31, 2018

Net Revenue
The Company operates in 2 reportable segments, the Cumulus Radio Station Group and Westwood One. Cumulus Radio Station Group revenue is derived primarily from the sale of broadcasting time on our owned or operated stations to local, regional and national advertisers. Westwood One revenue is generated primarily through network advertising on our owned or operated stations and on its approximately 8,000 affiliate stations.
Corporate and Other includes overall executive, administrative and support functions for both the Company’s reportable segments, including accounting, finance, legal, human resources, information technology and programming functions.

The following tables present our net revenue by segment (dollars in thousands):

	Three Months Ended December 31, 2018 (Successor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net revenue	$212,404	$96,119	$655	$309,178
% of total revenue	68.7%	31.1%	0.2%	100.0%
$ change from three months ended December 31, 2017	$10,491	$4,821	$5	$15,317
% change from three months ended December 31, 2017	5.2%	5.3%	0.8%	5.2%

	Three Months Ended December 31, 2017 (Predecessor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net revenue	$201,913	$91,298	$650	$293,861
% of total revenue	68.7%	31.1%	0.2%	100.0%

Net income (loss)

The following tables present our net income (loss) by segment (dollars in thousands):

	Three Months Ended December 31, 2018 (Successor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net income (loss)	$51,662	$5,818	$(13,748)	$43,732
$ change from three months ended December 31, 2017	$350,151	$3,463	$(103,766)	$249,848
% change from three months ended December 31, 2017	N/A	N/A	N/A	N/A

	Three Months Ended December 31, 2017 (Predecessor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net (loss) income	$(298,489)	$2,355	$90,018	$(206,116)

Adjusted EBITDA

The following tables present our Adjusted EBITDA by segment (dollars in thousands):

	Three Months Ended December 31, 2018 (Successor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Adjusted EBITDA	$60,249	$12,896	$(7,530)	$65,615
$ change from three months ended December 31, 2017	$11,267	$3,787	$709	$15,763
% change from three months ended December 31, 2017	23.0%	41.6%	8.6%	31.6%

	Three Months Ended December 31, 2017 (Predecessor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Adjusted EBITDA	$48,982	$9,109	$(8,239)	$49,852

Results for Year Ended December 31, 2018

Net Revenue

The following tables present our net revenue by segment (dollars in thousands):

	Period from June 4, 2018 through December 31, 2018 (Successor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net revenue	$477,118	$207,702	$1,616	$686,436

	Period from January 1, 2018 through June 3, 2018 (Predecessor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net revenue	$303,317	$149,715	$892	$453,924

	Year Ended December 31, 2018 (Non-GAAP - Combined Predecessor and Successor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net revenue	$780,435	$357,417	$2,508	$1,140,360
% of total revenue	68.4%	31.4%	0.2%	100.0%
$ change from year ended December 31, 2017	$(6,528)	$11,252	$(26)	$4,698
% change from year ended December 31, 2017	(0.8)%	3.3%	(1.0)%	0.4%

	Year Ended December 31, 2017 (Predecessor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net revenue	$786,963	$346,165	$2,534	$1,135,662
% of total revenue	69.3%	30.5%	0.2%	100.0%

Net income (loss)

The following tables present our net income (loss) by segment (dollars in thousands):

	Period from June 4, 2018 through December 31, 2018 (Successor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net income (loss)	$112,385	$24,713	$(75,673)	$61,425

	Period from January 1, 2018 through June 3, 2018 (Predecessor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net (loss) income	$(477,966)	$259,441	$914,681	$696,156

	Year Ended December 31, 2018 (Non-GAAP - Combined Predecessor and Successor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net (loss) income	$(365,581)	$284,154	$839,008	$757,581
$ change from year ended December 31, 2017	$(180,358)	$255,293	$889,211	$964,146
% change from year ended December 31, 2017	N/A	N/A	N/A	N/A

	Year Ended December 31, 2017 (Predecessor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net (loss) income	$(185,223)	$28,861	$(50,203)	$(206,565)

Adjusted EBITDA

The following tables present our Adjusted EBITDA by segment (dollars in thousands):

	Period from June 4, 2018 through December 31, 2018 (Successor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Adjusted EBITDA	$131,509	$39,743	$(17,417)	$153,835

	Period from January 1, 2018 through June 3, 2018 (Predecessor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Adjusted EBITDA	$76,009	$19,210	$(14,707)	$80,512

	Year Ended December 31, 2018 (Non-GAAP - Combined Predecessor and Successor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Adjusted EBITDA	$207,518	$58,953	$(32,124)	$234,347
$ change from year ended December 31, 2017	$9,743	$4,693	$2,160	$16,596
% change from year ended December 31, 2017	4.9%	8.6%	6.3%	7.6%

	Year Ended December 31, 2017 (Predecessor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Adjusted EBITDA	$197,775	$54,260	$(34,284)	$217,751

Earnings Conference Call Details
The Company will host a conference call today at 4:30 PM EDT to discuss its fourth quarter and full year 2018 operating results. A link to the webcast of the conference call will be available on the investor section of the Company’s website (www.cumulusmedia.com/investors/). The conference call dial-in number for domestic callers is 877-830-7699, and international callers should dial 248-847-2515 for call access. If prompted, the conference ID number is 4160518. Please call five to ten minutes in advance to ensure that you are connected prior to the call. Following completion, a telephonic replay can be accessed until 11:59 PM EDT on April 17, 2019, by dialing 855-859-2056 or 404-537-3406 and using the replay code 4160518.

Forward-Looking Statements
Certain statements in this release may constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Such statements are statements other than historical fact and relate to our intent, belief or current expectations primarily with respect to our future operating, financial, and strategic performance. Any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Actual results may differ from those contained in or implied by the forward-looking statements as a result of various factors including, but not limited to, risks and uncertainties related to our recently completed financial restructuring and other risk factors described from time to time in our filings with the Securities and Exchange Commission. Many of these risks and uncertainties are beyond our control, and the unexpected occurrence or failure to occur of any such events or matters could significantly alter our actual results of operations or financial condition. CUMULUS MEDIA assumes no responsibility to update any forward-looking statement as a result of new information, future events or otherwise.

About CUMULUS MEDIA
A leader in the radio broadcasting industry, CUMULUS MEDIA combines high-quality local programming with iconic, nationally syndicated media, sports and entertainment brands to deliver premium content choices to the 245 million people reached each week through its 433 owned-and-operated stations broadcasting in 88 US media markets (including eight of the top 10), approximately 8,000 broadcast radio stations affiliated with its Westwood One network and numerous digital channels. Together, the Cumulus Radio Station Group and Westwood One platforms make CUMULUS MEDIA one of the few media companies that can provide advertisers with national reach and local impact. The Cumulus Radio Station Group and Westwood One are the exclusive radio broadcast partner to some of the largest brands in sports, entertainment, news, and talk, including the NFL, the NCAA, the Masters, the Olympics, the GRAMMYs, the Academy of Country Music Awards, the American Music Awards, the Billboard Music Awards, and more. Additionally, the Company is the nation's leading provider of country music and lifestyle content through its NASH brand, which serves country fans nationwide through radio programming, exclusive digital content, and live events.

For further information, please contact:
Cumulus Media Inc.
Investor Relations Department
IR@cumulus.com
404-260-6600

CUMULUS MEDIA INC.
Unaudited Condensed Consolidated Statements of Operations
(Dollars in thousands)

	Successor Company	Predecessor Company
	Period from June 4, 2018 through December 31, 2018	Period from January 1, 2018 through June 3 ,2018
Net revenue	$686,436	$453,924
Operating expenses:
Content costs	238,888	163,885
Selling, general and administrative expenses	276,551	195,278
Depreciation and amortization	34,060	22,046
Local marketing agreement fees	2,471	1,809
Corporate expenses	17,116	14,483
Stock-based compensation expense	3,404	231
Acquisition-related restructuring costs	11,194	2,455
Loss on sale of assets or stations	103	158
Total operating expenses	583,787	400,345
Operating income	102,649	53,579
Non-operating (expense) income:
Reorganization items, net	—	466,201
Interest expense	(50,718)	(260)
Interest income	36	50
Gain on early extinguishment of debt	201	—
Other expense, net	(3,096)	(273)
Total non-operating (expense) income, net	(53,577)	465,718
Income before income tax benefit	49,072	519,297
Income tax benefit	12,353	176,859
Net income	$61,425	$696,156

CUMULUS MEDIA INC.
Unaudited Condensed Consolidated Statements of Operations
(Dollars in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
	Successor Company	Predecessor Company	Non-GAAP Combined Predecessor and Successor Company	Predecessor Company
Net revenue	$309,178	$293,861	$1,140,360	$1,135,662
Operating expenses:
Content costs	111,424	114,110	402,773	409,213
Selling, general & administrative expenses	124,772	120,824	471,829	471,300
Depreciation and amortization	15,539	14,629	56,106	62,239
Local marketing agreement fees	1,106	2,747	4,280	10,884
Corporate expenses	7,571	9,215	31,599	37,956
Stock-based compensation expense	1,620	191	3,635	1,614
Acquisition-related and restructuring costs	1,514	17,375	13,649	19,492
Loss (gain) on sale of assets or stations	69	86	261	(2,499)
Impairment of intangible assets and goodwill	—	335,909	—	335,909
Total operating expenses	263,615	615,086	984,132	1,346,108
Operating income (loss)	45,563	(321,225)	156,228	(210,446)
Non-operating (expense) income:
Reorganization items, net	—	(31,603)	466,201	(31,603)
Interest expense	(22,138)	(23,210)	(50,978)	(126,952)
Interest income	16	30	86	136
Gain (loss) on early extinguishment of debt	201	—	201	(1,063)
Other income (expense), net	53	(299)	(3,369)	(363)
Total non-operating (expense) income, net	(21,868)	(55,082)	412,141	(159,845)
Income (loss) before income taxes	23,695	(376,307)	568,369	(370,291)
Income tax benefit	20,037	170,191	189,212	163,726
Net Income (loss)	$43,732	$(206,116)	$757,581	$(206,565)

Non-GAAP Financial Measure
From time to time we utilize certain financial measures that are not prepared or calculated in accordance with GAAP to assess our financial performance and profitability. Consolidated adjusted earnings before interest, taxes, depreciation, and amortization ("Adjusted EBITDA") and segment Adjusted EBITDA are the financial metrics by which management and the chief operating decision maker allocate resources of the Company and analyze the performance of the Company as a whole and each of our reportable segments. Management also uses this measure to determine the contribution of our core operations to the funding of our corporate resources utilized to manage our operations and our non-operating expenses including debt service and acquisitions. In addition, consolidated Adjusted EBITDA is a key metric for purposes of calculating and determining our compliance with certain covenants in our credit agreement.

In determining Adjusted EBITDA, the Company excludes from net income items not related to core operations and those that are non-cash including: interest, taxes, depreciation, amortization, stock-based compensation expense, gain or loss on the exchange, sale, or disposal of any assets or stations, early extinguishment of debt, local marketing agreement fees, expenses relating to acquisitions, divestitures, restructuring costs, reorganization items and non-cash impairments of assets, if any.
Management believes that Adjusted EBITDA, although not a measure that is calculated in accordance with GAAP, is commonly employed by the investment community as a measure for determining the market value of a media company and comparing the operational and financial performance among media companies. Management has also observed that Adjusted EBITDA is routinely utilized to evaluate and negotiate the potential purchase price for media companies. Given the relevance to our overall value, management believes that investors consider the metric to be extremely useful.
Adjusted EBITDA should not be considered in isolation or as a substitute for net income (loss), operating income, cash flows from operating activities or any other measure for determining the Company’s operating performance or liquidity that is calculated in accordance with GAAP. In addition, Adjusted EBITDA may be defined or calculated differently by other companies, and comparability may be limited.

The following tables reconcile net income (loss), the most directly comparable financial measure calculated and presented in accordance with GAAP, to segment and consolidated Adjusted EBITDA for the period from June 4, 2018 through December 31, 2018, the period from January 1, 2018 through June 3, 2018 and the three and twelve months ended December 31, 2018 and 2017 (dollars in thousands):

	Three Months Ended December 31, 2018 (Successor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
GAAP net income (loss)	$51,662	$5,818	$(13,748)	$43,732
Income tax benefit	—	—	(20,037)	(20,037)
Non-operating (income) expense, including net interest (income) expense	(1)	247	21,823	22,069
Local marketing agreement fees	1,037	—	69	1,106
Depreciation and amortization	7,475	6,801	1,263	15,539
Stock-based compensation expense	—	—	1,620	1,620
Loss on sale of assets or stations	70	(1)	—	69
Acquisition-related and restructuring costs	5	33	1,476	1,514
Franchise and state taxes	1	(2)	205	204
Gain on early extinguishment of debt	—	—	(201)	(201)
Adjusted EBITDA	$60,249	$12,896	$(7,530)	$65,615

	Three Months Ended December 31, 2017 (Predecessor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
GAAP net (loss) income	$(298,489)	$2,355	$90,018	$(206,116)
Income tax benefit	—	—	(170,191)	(170,191)
Non-operating (income) expense, including net interest (income) expense	(1)	130	23,350	23,479
Local marketing agreement fees	2,747	—	—	2,747
Depreciation and amortization	8,730	5,490	409	14,629
Stock-based compensation expense	—	—	191	191
Loss on sale of assets or stations	86	—	—	86
Reorganization items, net	—	—	31,603	31,603
Impairment of intangible assets and goodwill	335,909	—	—	335,909
Franchise and state taxes	—	—	140	140
Acquisition-related and restructuring costs	—	1,134	16,241	17,375
Adjusted EBITDA	$48,982	$9,109	$(8,239)	$49,852

	Period from June 4, 2018 through December 31, 2018 (Successor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
GAAP net income (loss)	$112,385	$24,713	$(75,673)	$61,425
Income tax benefit	—	—	(12,353)	(12,353)
Non-operating (income) expense, including net interest (income) expense	(6)	500	53,283	53,777
Local marketing agreement fees	2,402	—	69	2,471
Depreciation and amortization	16,619	14,595	2,846	34,060
Stock-based compensation expense	—	—	3,404	3,404
Loss (gain) on sale or disposal of assets or stations	104	(1)	—	103
Gain on early extinguishment of debt	—	—	(201)	(201)
Acquisition-related and restructuring costs	5	(64)	11,253	11,194
Franchise and state taxes	—	—	(45)	(45)
Adjusted EBITDA	$131,509	$39,743	$(17,417)	$153,835

	Period from January 1, 2018 through June 3, 2018 (Predecessor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
GAAP net (loss) income	$(477,966)	$259,441	$914,681	$696,156
Income tax benefit	—	—	(176,859)	(176,859)
Non-operating (income) expense, including net interest (income) expense	(2)	204	281	483
Local marketing agreement fees	1,809	—	—	1,809
Depreciation and amortization	10,251	9,965	1,830	22,046
Stock-based compensation expense	—	—	231	231
Loss on sale or disposal of assets or stations	14	—	144	158
Reorganization items, net	541,903	(251,487)	(756,617)	(466,201)
Acquisition-related and restructuring costs	—	1,087	1,368	2,455
Franchise and state taxes	—	—	234	234
Adjusted EBITDA	$76,009	$19,210	$(14,707)	$80,512

	Year Ended December 31, 2018 (Non-GAAP - Combined Predecessor and Successor)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
GAAP net (loss) income	$(365,581)	$284,154	$839,008	$757,581
Income tax benefit	—	—	(189,212)	(189,212)
Non-operating (income) expense, including net interest (income) expense	(8)	704	53,564	54,260
Local marketing agreement fees	4,211	—	69	4,280
Depreciation and amortization	26,870	24,560	4,676	56,106
Stock-based compensation expense	—	—	3,635	3,635
Loss (gain) on sale or disposal of assets or stations	118	(1)	144	261
Reorganization items, net	541,903	(251,487)	(756,617)	(466,201)
Gain on early extinguishment of debt	—	—	(201)	(201)
Acquisition-related and restructuring costs	5	1,023	12,621	13,649
Franchise and state taxes	—	—	189	189
Adjusted EBITDA	$207,518	$58,953	$(32,124)	$234,347

	Year Ended December 31, 2017 (Predecessor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
GAAP net (loss) income	$(185,223)	$28,861	$(50,203)	$(206,565)
Income tax benefit	—	—	(163,726)	(163,726)
Non-operating expense (income), including net interest (income) expense	(6)	537	126,648	127,179
Local marketing agreement fees	10,884	—	—	10,884
Depreciation and amortization	38,734	21,836	1,669	62,239
Stock-based compensation expense	—	—	1,614	1,614
(Gain) loss on sale of assets or stations	(2,523)	—	24	(2,499)
Reorganization items, net	—	—	31,603	31,603
Impairment of intangible assets and goodwill	335,909	—	—	335,909
Acquisition-related and restructuring costs	—	3,026	16,466	19,492
Franchise and state taxes	—	—	558	558
Loss on early extinguishment of debt	—	—	1,063	1,063
Adjusted EBITDA	$197,775	$54,260	$(34,284)	$217,751